UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2008

American Superconductor Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19672	04-2959321
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

64 Jackson Road, Devens, MA	01434
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 842-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Award of Special Promotional Bonuses to Certain Executive Officers

On May 15, 2008, the Compensation Committee of the Board of Directors (the “Committee”) of American Superconductor Corporation (the “Company”) approved payments of special promotional bonuses to Daniel P. McGahn, Senior Vice President and General Manager, AMSC Superconductors and Asia Pacific, and Angelo R. Santamaria, Vice President, Global Manufacturing Operations, in the amounts of $40,000 and $15,000, respectively. These one-time payments adjusted these executives’ compensation in order to reflect the significant additional responsibilities assumed with their new positions with the Company. The Company promoted Mr. McGahn to Vice President and General Manager, AMSC Superconductors and Asia Pacific, in January 2008, and to his current position as Senior Vice President and General Manager, AMSC Superconductors and Asia Pacific, in May 2008. The Company promoted Mr. Santamaria to Vice President, Global Manufacturing Operations, in August 2007.

Executive Incentive Plan

On May 15, 2008, the Committee, as well as the Board of Directors of the Company, approved an executive incentive plan for the Company’s fiscal year ending March 31, 2009 (fiscal 2008). Participants in the plan include the Company’s Chief Executive Officer and all other executive officers. The Committee is responsible for determining the payout under the plan to each executive officer except the Chief Executive Officer. The Board of Directors of the Company determines the payout under the plan for the Chief Executive Officer, taking into account the recommendation received from the Committee.

Pursuant to the plan, the Committee designated for each executive officer a target cash incentive amount, expressed as a percentage of the officer’s base salary. In establishing these targets, the Committee took into account for each officer the level of total compensation including base salary, cash incentive and equity paid by similar companies for comparable positions based on market data compiled by our Vice President of Human Resources.

The amount of the incentive award actually paid to each executive officer may be less than or greater than the executive’s target cash incentive, with the amount capped at 156% of the target incentive. Individual incentive awards will be determined following the end of fiscal 2008 based on the following factors and their corresponding weightings:

•

the Company’s earnings before interest, other income (expense), taxes, depreciation, amortization and stock-based compensation (EBITDAS) for fiscal 2008 as compared to the target established by the Committee – 40%

•

the executive’s achievement of individual, measurable objectives during fiscal 2008 as determined by the Committee for all executives with the exception of the Chief Executive Officer, who is evaluated by the Board of Directors – 40%

•	the executive’s overall contribution during fiscal 2008 towards the achievement of the Company’s financial and non-financial objectives – 20%

The following table sets forth each current executive officer’s target cash incentive for fiscal 2008.

Executive Officer	Title	Target Incentive as % of Base Salary	Target Incentive
Gregory J. Yurek	Chief Executive Officer and President	60%	$345,000

Charles W. Stankiewicz	Executive Vice President, AMSC Power Systems	50%	$150,000

David A. Henry	Senior Vice President, Chief Financial Officer, Treasurer and Secretary	50%	$135,000

Daniel P. McGahn	Senior Vice President and General Manager, AMSC Superconductors and Asia Pacific	50%	$122,500

Angelo R. Santamaria	Vice President, Global Manufacturing Operations	50%	$105,000

Timothy D. Poor	Vice President, Global Sales and Business Development	50%	$100,000

Alexis P. Malozemoff	Executive Vice President and Chief Technical Officer	35%	$82,250

Grant of Performance-Based Shares of Restricted Stock

On May 15, 2008, the Committee, as well as the Board of Directors in the case of the Chief Executive Officer, approved the following awards of performance-based shares of restricted stock to the Company’s executive officers in accordance with the Company’s 2007 Stock Incentive Plan. The form of Restricted Stock Agreement is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference:

Executive Officer	Title	Shares of Restricted Stock
Gregory J. Yurek	Chief Executive Officer and President	10,000

Charles W. Stankiewicz	Executive Vice President, AMSC Power Systems	10,000

David A. Henry	Senior Vice President, Chief Financial Officer, Treasurer and Secretary	10,000

Daniel P. McGahn	Senior Vice President and General Manager, AMSC Superconductors and Asia Pacific	10,000

Angelo R. Santamaria	Vice President, Global Manufacturing Operations	10,000

Timothy D. Poor	Vice President, Global Sales and Business Development	10,000

Alexis P. Malozemoff	Executive Vice President and Chief Technical Officer	5,000

Dr. Malozemoff’s award is tied to an individual measurable objective related to certain electrical performance characteristics of the Company’s superconductor wire product. If Dr. Malozemoff completes this objective by March 31, 2009, then his award will vest in full. If unvested, this restricted stock held by Dr. Malozemoff on May 15, 2009 shall be forfeited automatically to the Company.

All other executives’ awards are tied to GAAP profitability. If the Company achieves GAAP profitability for four consecutive quarters, then each executive’s award will vest in full. Any unvested performance-based shares of restricted stock held by these executives on May 15, 2011 shall be forfeited automatically to the Company.

In the event that any executive ceases to be employed by the Company for any reason, all of the performance-based shares of restricted stock unvested as of the time of such employment termination shall be forfeited automatically to the Company. In addition, all unvested performance-based shares vest in full upon a change in control of the Company, as defined in the Restricted Stock Agreement.

The Company’s award of performance-based shares of restricted stock reflects our executive compensation program’s goal of aligning compensation with our long-term business objectives and overall company performance.

Item 9.01.	Financial Statements and Exhibits

(d) See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date: May 20, 2008	By:	/s/ David A. Henry
David A. Henry Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement (regarding performance-based awards to executive officers) under 2007 Stock Incentive Plan